UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2011

TransDigm Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-32833

(Commission File Number)

41-2101738

(IRS Employer Identification No.)

1301 East 9th Street, Suite 3000, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

(216) 706-2960

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants’ under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers

TransDigm Group Incorporated (the “Company”) has entered into amendments to the option agreements under the Company’s 2006 Stock Incentive Plan (the “Plan”) with each of the Company’s named executive officers, solely to modify the requirements to hold vested options or shares. The form of amendment to option agreement entered into between the Company and each of the named executive officers is filed with this report as Exhibit 10.1.

The new holding requirements, which are specific for each individual, require the Company’s Chief Executive Officer to retain shares or in-the-money vested options with a value of approximately 15 times his 2010 base salary, the Company’s Chief Operating Officer to retain shares or in-the-money vested options with a value of approximately 10 times his 2010 base salary, Executive Vice Presidents to retain shares or in-the-money vested options with a value of approximately seven times their respective 2010 base salaries, operating unit Presidents to retain shares or in-the-money vested options with a value of approximately three times their respective 2010 base salaries. Specifically, Mr. Howley, the Company’s Chief Executive Officer and Chairman of the Board, will be required to maintain shares or in-the-money vested options with a value of $9,500,000; Mr. Rufus, the Company’s Executive Vice President and Chief Financial Officer, will be required to maintain shares or in-the-money vested options with a value of $2,000,000; Mr. Laubenthal, the Company’s Chief Operating Officer and President, will be required to maintain shares or in-the-money vested options with a value of $4,000,000; Mr. Riley, the Company’s Executive Vice President, will be required to maintain shares or in-the-money vested options with a value of $1,500,000; and Mr. Rodriguez, the Company’s Executive Vice President—Mergers and Acquisitions, will be required to maintain shares or in-the-money vested options with a value of $2,000,000.

If a holding requirement has been met but is no longer met by an optionholder because of a decline in value of the Company’s common stock, the optionholder will have three years to come back into compliance with the holding requirement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Form of Amendment to Stock Option Notice and Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Gregory Rufus
Gregory Rufus

Executive Vice President, Chief
Financial Officer and Secretary

Date: January 18, 2011

Exhibit Index

Exhibit No.	Description

10.1	Form of Amendment to Stock Option Notice and Stock Option Agreement